Russell Equity ETF

RUSSELL EXCHANGE TRADED FUNDS TRUST

Supplement dated September 24, 2012 to

PROSPECTUS DATED JULY 27, 2012

Russell Exchange Traded Funds Trust (the “Trust”) has called a special meeting (the “Special Meeting”) of shareholders of the Russell® Equity ETF (the “Fund”) to seek shareholder approval of proposals relating to (i) the composition of the Trust’s Board of Trustees and (ii) the adoption of a proposed amendment to the Trust’s Second Amended and Restated Agreement and Declaration of Trust (the “Proposed Amendment”). The Special Meeting will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, on October 26, 2012, at 1:00 p.m. Pacific Time.

At a meeting of the Board of Trustees (“the Board”) of the Trust held on September 5, 2012, the Board voted to nominate nine (9) Trustees to the Board of the Trust (each, a “Trustee Nominee”) to replace the current Trustees. If elected by shareholders of the Fund, each Trustee Nominee shall become a member of the Board of Trustees effective as of the date of the resignation of the current Trustees, which is expected to be on or before December 31, 2012. Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each Trustee Nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the Trustee Nominees who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement is not a factor.

At the meeting of the Board of the Trust held on September 5, 2012, the Board also voted to adopt, subject to shareholder approval, the Proposed Amendment. The Proposed Amendment would eliminate the 60 day notice period required to liquidate the Fund. Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a majority of the combined net asset value of all Shares of the Trust entitled to vote that are present in person or by proxy is required in order for the adoption of the Proposed Amendment.

The Trust has fixed the close of business on September 24, 2012 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.

The Board unanimously recommends that you vote “For All” of the Trustee Nominees and “For” the adoption of the Proposed Amendment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

80-47-006